CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Quarterly Report of Gulf Coast Oil & Gas, Inc. (the "Company") on Form 10-QSB for the period ending March 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Rahim Rayani, Chief Executive Officer, President and Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

      1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

      2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 5, 2006
                                           /s/ RAHIM RAYANI
                                           -------------------------------------
                                           Rahim Rayani
                                           Chief Executive Officer and President
                                           Chief Financial Officer